AMENDED AND RESTATED LEASE ASSIGNMENT

     AMENDED AND RESTATED LEASE ASSIGNMENT (this "Assignment") made as of this 11th day of February, 1999, by and between CYGNE DESIGNS, INC., a Delaware corporation, having an office at 1372 Broadway, New York, New York 10019 ("Assignor") and ONSITE VENTURES, LLC, a Delaware limited liability company, having an office at 680 Fifth Avenue, New York, New York 10019 ("Assignee").

                                   WITNESSETH:

     WHEREAS, S.L. Green Operating Partnership, L.P. ("Landlord"), successor-in-interest to 1372 Broadway LLC, successor in interest to Nineteen New York Properties Limited Partnership, and Assignor have heretofore entered into an Agreement of Lease, dated as of August 16, 1991 (the "Original Lease") as the same has been heretofore amended, split and assigned only as described in Schedule A attached hereto (said lease, as so amended, the "Lease");

     WHEREAS, numerous of the amendments of the Original Lease and other related documents constituting a part of the Lease are no longer effective as between Landlord and Assignor so that only the Lease is effective as of the date hereof;

     WHEREAS, numerous of the amendments of the Original Lease constituting a part of the Lease added and removed various additional space in the building, however, all of such additional spaces are no longer demised to Assignor and the entire second (2"") floor and the second (2"") floor mezzanine (collectively, the "Premises") located in the building known as 1372 Broadway, New York, New York (the "Building"), are the only spaces currently demised to Assignor upon and subject to all of the terms, covenants and conditions of the Lease; and

     WHEREAS, Assignor desires to assign the Lease and all of its rights thereunder to Assignee, and Assignee is willing to accept the assignment and to assume Assignor's obligations under the Lease upon the terms and conditions hereinafter set forth;

     NOW, THEREFORE, in consideration of the premises and the agreements hereinafter contained, it is mutually covenanted and agreed as follows:

1.   ASSIGNMENT OF LEASE

     A. Assignor hereby assigns to Assignee all of Assignor's right, title and interest in and to the Lease and the term and estate thereby granted to Assignee as of the date (the "Effective Date") which shall be the later to occur of (i) March 1, 1999 (or at the option of Assignee, such earlier date as Assignor has substantially vacated possession of the Premises) and (ii) the date that Assignor and Assignee shall receive fully executed counterpart originals of Landlord's unconditional consent to this Assignment in the form of Schedule B attached hereto with such immaterial modifications thereof as are reasonably satisfactory to Assignor and Assignee or such other form of consent as is reasonably satisfactory to Assignor and Assignee (the "Consent"). Assignee hereby assigns the Lease to Assignee as of the Effective Date and Assignee agrees to perform all of the terms, covenants, conditions and agreements contained in the Lease to be performed by Assignor thereunder on and after the Effective Date.

     B. On or within two (2) business days after the Effective Date, all payments of fixed rent or additional rent under the Lease shall be prorated and adjusted as of the date which is the later of March 15, 1999 or fifteen (15) days after the date on which Assignor and Assignee have received fully executed counterpart originals of the Consent.

     C. If the Consent is not received by the date which is thirty (30) days after Assignor has submitted to Landlord a request for Landlord's consent to this Assignment in accordance with the Lease, or if at any time Landlord indicates in writing that it is unwilling to issue the Consent, then Assignor or Assignee shall have the right to terminate this Agreement and any sums theretofore paid by Assignee to Assignor shall be immediately returned to Assignee whereupon such termination shall be effective.

     D. On the Effective Date, Assignor shall deliver vacant broom clean possession of the Premises to Assignee with the Furniture (hereinafter defined) in the Premises, with the Premises and the Furniture in their "as is" condition on the date hereof, subject to reasonable wear and tear after the date hereof and with no tenants or occupants in the Premises.

2.   WARRANTIES

     A. Assignee warrants and represents that it is a duly formed and validly existing limited liability company in good standing under the laws of the State of Delaware and has full power and authority to execute this Assignment and to perform its obligations set forth hereunder.

     B. Assignor warrants and represents to Assignee that:

     (i) It is a duly formed and validly existing corporation in good standing under the laws of the State of Delaware and has full power and authority to execute this Assignment and perform its obligations set forth hereunder.

     (ii) The Lease is in full force and effect and the Lease has not been assigned, modified, supplemented, subleased, or amended except as set forth in this Assignment and Schedule A hereto.

     (iii) True, accurate and complete copies of the Lease has been delivered to Assignee.

     (iv) As of the date hereof, the Premises demised to Assignor under the Lease consists only of the second (2nd) floor and the second (2nd) floor mezzanine and all of the other spaces demised under the Lease are no longer demised to Assignor.

     (v) The Lease represents the entire agreement between Landlord and Assignor in effect on the date hereof with respect to the Premises.

     (vi) To the actual knowledge of Assignor, no default exists by Landlord or Assignor under the Lease and no event has occurred which with the giving of notice and/or the expiration of any applicable grace period would constitute a default by Landlord or Assignor under the Lease.

     (vii) No written notice of default has been given by Landlord or Assignor under the Lease which remains uncured.

     (viii) All rents, additional rents and other sums now due and payable under the Lease have been paid by Assignor to Landlord. All rents, additional rents and other sums payable under the Lease for the period through and including the Effective Date shall be timely paid by Assignor to Landlord when due and copies of the invoices and checks with respect thereto shall be sent to Assignee when such payments are made to Landlord. Assignor has caused to be delivered to Assignee true, accurate and complete copies of the invoices for all rents, additional rents and other sums payable under the Lease during the six (6) months preceding the date hereof and the most recent annual reconciliations as to real estate taxes and operating expenses under the Lease.

     (ix) To the actual knowledge of Assignor, there is no asbestos, asbestos containing material or hazardous material in the Premises or the walls, ceilings, floors of the Premises.

     (x) Assignor shall grant Assignee and its architects, designers, contractors, agents and employees reasonable access to the Premises on reasonable telephone notice to Assignor from and after the date hereof for all reasonable purposes.

     (xi) The Rent (as defined in the Lease) per annum is: (A) for the period from April 26, 1996 through and including April 25, 1999, $739,484.20, (B) the period commencing on April 26, 1999 through and including April 25,2002, $843,539.20, and (C) for the period commencing April 26, 2002 through and including July 31, 2010, $982,279.20.

3.   INDEMNITY

     A. Assignor agrees to indemnify, defend and hold harmless Assignee, its successors and assigns, from and against any and all claims, liabilities and expenses (including, without limitation, reasonable attorneys' fees and disbursements) of any nature whatsoever suffered or incurred by Assignee, its successors and assigns, arising out of: (i) any injuries to persons or damage to property which occurred in, on or about the Premises, arising out of the acts or omissions of Assignor, its agents, employees, contractors, invitees or licensees, or any party acting by, through or under such parties which shall have occurred prior to the Effective Date; (ii) any breach or default by Assignor, its agents, contractors, invitees, licensees or employees of any covenant, agreement term, provision or condition of the Lease which shall have occurred prior to the Effective Date (iii) any work done in or to the Premises prior to the Effective Date; (iv) any act, omission or negligence of Assignor, its agents, contractors, invitees, licensees or employees, which shall have occurred prior to the Effective Date; or (v) the conduct of Assignor's business in, or use and occupancy of, the Premises by Assignor prior to the Effective Date. If any action or proceeding is brought against Assignee by reason of any such claim, Assignor, upon written notice from Assignee, shall, at Assignor's sole cost and expense, resist or defend such action or proceeding using counsel approved by Assignee, which approval shall not be unreasonably withheld or delayed. The provisions of this paragraph shall survive the expiration or earlier termination of the term of the Lease.

     B. Assignee agrees to indemnify, defend and hold harmless Assignor, its successors and assigns, from and against any and all claims, liabilities and expenses (including, without limitation, reasonable attorneys' fees and disbursements) of any nature whatsoever suffered or incurred by Assignor, its successors or assigns, arising out of: (i) any injuries to persons or damage to property occurring in, on or about the Premises, arising out of the acts or omissions of Assignee, its agents, contractors, employees, invitees or licensees, or any party acting by, through or under such parties which shall occur on or after the Effective Date or as a result of any access to the Premises under Paragraph 2(b)(x); (ii) any breach or default by Assignee, its agents, contractors, employees, invitees or licensees of any covenant, agreement, term, provision or condition of the Lease which shall occur on or after the Effective Date; (iii) any work done in or to the Premises on or after the Effective Date; (iv) any act, omission or negligence of Assignee, its agents, contractors, employees, invitees or licensees which shall occur on or after the Effective Date; or (v) the conduct of Assignee's business in, or use and occupancy of, the Premises by Assignee on or after the Effective Date. If any action or proceeding is brought against Assignor by reason of any such claim, Assignee, upon written notice from Assignor, shall, at Assignee's sole cost and expense, resist or defend such action or proceeding as to such party using counsel approved by Assignor, which approval shall not be unreasonably withheld or delayed. The provisions of this paragraph shall survive the expiration or earlier termination of the term of the Lease.

4.   FIXTURES AND EQUIPMENT

     Assignor shall remove from the Premises all computers; fax machines; photocopying equipment; cutting, sewing and pressing equipment; thirty (30) filing cabinet, all furniture and cabinets located in the office of Bernard Manuel; and the furniture expressly listed on Schedule C attached hereto and incorporated herein by this reference; but no other furniture, fixtures or equipment. All other furniture, fixtures and equipment in the Premises on the Effective Date, including without limitation, the telephone system, telephone units and all related equipment (collectively, the "Furniture") are hereby transferred and conveyed to Assignee without consideration as of the Effective Date and thereafter shall be the property of Assignee. Assignor and Assignee shall share any sales or other taxes due with respect to the transfer of the Furniture to Assignee.

5.   PERCENTAGE RENT

     No person having an interest in the possession, use, occupancy or utilization of the Premises shall enter into any lease, sublease, license, concession or other agreement for use, occupancy or utilization of such space which provides for a rental or other payment for such use, occupancy or utilization based in whole or in part on the income or profits derived by any person from the property so leased, used, occupied or utilized other than an amount based on a fixed percentage or percentages of gross receipts or sales, and that any such purported lease, sublease, concession or other agreement shall be absolutely void and ineffective ab initio.

6.   SECURITY DEPOSIT

     On or within two (2) business days after the Effective Date, as to which date time is of the essence, Assignee shall pay to Assignor, by certified check, an amount equal to the lesser of the cash security deposit actually held by Landlord pursuant to the Lease as set forth in the Consent or $250,000. As of the Effective Date, Assignor assigns all of Assignor's interest in the security deposit then held by Landlord under the Lease to Assignee.

7.   BROKER

     A. Assignor covenants, represents and warrants that it has had no dealings or communications with any broker or agent in connection with this matter except for Insignia/Edward S. Gordon Co., Inc. ("Insignia"), and Cushman & Wakefield, Inc. ("C & W"). Assignor agrees to indemnify and hold Assignee harmless from and against any and all cost, expense (including reasonable attorneys' fees) and liability for any compensation, commissions or charges claimed by Insignia, or any other broker or agent, claiming to have dealt exclusively with Assignor with respect to this matter. Assignor agrees to pay any commission due to Insignia.

     B. Assignee covenants, represents and warrants that it has had no dealings or communications with any broker or agent in connection with this matter except for Insignia and C & W. Assignee agrees to indemnify and hold Assignor harmless from and against any and all cost, expense (including reasonable attorneys' fees) and liability for any compensation, commissions or charges claimed by any other broker or agent, other than Insignia, claiming to have dealt exclusively with Assignee with respect to this matter. Assignee agrees to pay any commission due to C&W.

8.   NOTICES

     A. All notices required or desired to be given under this Lease Assignment shall be by registered or certified mail, return receipt requested, to the following addresses of the parties:

     Assignor:             Cygne Designs, Inc.
                           1372 Broadway
                           New York, New York 10019

                           Attention: Chief Financial Officer

     With a copy to:       Fulbright & Jaworski L.L.P.
                           666 Fifth Avenue
                           New York, New York 10103
                           Attention:  Paul Jacobs, Esq.

     Assignee:             Onsite Ventures LLC
                           680 Fifth Avenue
                           New York, New York 10019
                           Attention:  Mr. Scott Jarus

     With a copy to:       Wolf, Block, Schorr and Solis-Cohen LLP
                           250 Park Avenue
                           New York, New York 10177
                           Attention:  Jeffrey A. Moerdler, Esq.

Notice shall be given to any other address which Assignor or Assignee shall specify by notice given in the same form as prescribed herein.

     B. The date of the giving of a notice shall be deemed to be, unless otherwise specifically provided herein to the contrary, the date when the same is mailed as herein provided.

9.   MISCELLANEOUS

     A. All capitalized terms used but not defined herein shall have the meanings set forth in the Lease. In the event of a conflict between the original terms of the Lease and the terms of this Assignment, the terms of this Assignment shall control.

     B. This Assignment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns. This Assignment may not be amended or modified orally.

     C. If any term, provision, condition or covenant of this Assignment or the application thereof to any party or circumstances shall, to any extent, be held invalid or unenforceable, the remainder of this Assignment, or the application of such term, provision, condition or covenant to persons or circumstances other than those as to whom or which it is held invalid or unenforceable, shall not be affected thereby, and each term and provision of this Assignment shall be valid and enforceable to the fullest extent permitted by law.

     D. Headings in this Assignment are solely for the convenience of the parties and are not a part of this Assignment.

     E. This Assignment may be executed in several counterparts, and all so executed shall constitute one Assignment binding on all parties hereto, notwithstanding that all parties are not signatories to the original or the same counterpart.

     F. This Assignment shall be governed by and construed in accordance with the laws of the State of New York.

     G. The representations and warranties contained in this Agreement shall survive the Effective Date.

     H. This Assignment amends and restates a certain Lease Assignment executed by Assignor and Assignee dated as of February 11, 1999.

     IN WITNESS WHEREOF, the parties hereto have respectively executed this Lease Assignment as of the day and year first above written.



                                      CYGNE DESIGNS, INC., Assignor

                                      By: /s/ Roy W. Green
                                         ------------------------------------
                                         Roy W. Green
                                         Vice President




                                      ONSITE VENTURES, LLC, Assignee

                                      By: /s/ Scott Jarus
                                         ------------------------------------
                                         Scott Jarus
                                         President and Chief Operating Officer

STATE OF NEW YORK  )
                   : ss.:
COUNTY OF NEW YORK )

     On this 1st day of March, 1999, before me personally came Roy E. Green, to me known, being duly sworn by me, did depose and say that he resides at 1372 Broadway, New York, that he is the vice president of CYGNE DESIGNS, INC., a Delaware corporation, the corporation mentioned in, and which executed the foregoing instrument and that he signed his name thereto by order of the Board of Directors of said corporation.


            [NOTARY STAMP]
        M. CASSIN MALONEY JR.
  Notary Public, State of New York
           No. 02MA5047468                       /s/ M. Cassin Maloney, Jr.
    Qualified in New York County                ------------------------------
   Commission Expires Aug. 7, 1999                      Notary Public


STATE OF NEW YORK  )
                   : ss.:
COUNTY OF NEW YORK )

     On this___ day of February, 1999, before me personally came Scott Jarus, to me known, being duly sworn by me, did depose and say that he resides at 680 Fifth Avenue, New York, New York, that he is the Chief Operating Officer of Onsite Ventures, LLC, a Delaware limited liability company, the company mentioned in, and which executed the foregoing instrument and that he signed his name thereto by order of the Managers of said company.


                                                ------------------------------
                                                        Notary Public

                                   SCHEDULE A

1. Agreement of Lease between Nineteen New York Properties Limited Partnership ("Original Landlord") and Assignor dated August 7, 1991 with respect to the Premises ("Original Lease").

2. Second Amendment of Lease between Original Landlord and Assignor dated May 31, 1993 with respect to a portion of the sixth (6th) floor of the Building (the "Second Amendment").

3. Third Amendment of Lease between Original Landlord and Assignor dated December 1, 1993 terminating the First License Agreement and the Second License Agreement and adding certain additional premises on the ninth (9th) floor of the Building (the "Third Amendment").

4. Fourth Amendment of Lease between Original Landlord and Assignor dated June 24, 1994 (the "Fourth Amendment") extending the term of the Lease with respect to the Premises and the space demised by the Second Amendment (the "Fourth Amendment").

5. Fifth Amendment of Lease between Original Landlord and Assignor dated March 31, 1995 (the "Fifth Amendment") terminating the Third Amendment and adding certain additional premises located on the ninth (9th) floor of the Building (the "Fifth Amendment").

6. Letter Agreement between Original Landlord and Assignor dated May 17, 1995 adjusting the security deposit under the Lease and amending the Fifth Amendment (the "Second Letter Agreement").

7. Sixth Amendment and Severance of Lease between 1372 Broadway, LLC (the "Intervening Landlord") and Assignor dated September 20, 1996 (the "Sixth Amendment") severing the space demised by the Second Amendment and the Fifth Amendment, as amended by the Second Letter Agreement, into a separate lease (the "New Lease") such that the premises demised under the Original Lease as amended by the Fourth Amendment and Paragraph 3(g) of the Fifth Amendment consists only of the Premises.

8. Letter Agreement between Intervening Landlord, Assignor and AnnTaylor, Inc. dated September 20, 1996 consenting to the Sixth Amendment and the Assignment to
AnnTaylor   executed  pursuant  to  the  Sixth  Amendment  (the  "Fourth  Letter
Agreement").

9. Partial Surrender Agreement between Intervening Landlord and Assignor dated January 31, 1997 (the "Partial Surrender Agreement") terminating the Fifth Amendment.

                                   SCHEDULE B

                                 FORM OF CONSENT

     THIS CONSENT, dated as of February __, 1999 among CYGNE DESIGNS, INC., a Delaware corporation, having a place of business at 1372 Broadway, New York, New York 10019 (hereinafter called "Assignor"), ONSITE VENTURES, LLC. a Delaware limited liability company having a place of business at 680 Fifth Avenue, New York, New York 10019 (hereinafter called "Assignee") and S.L. GREEN OPERATING PARTNERSHIP, L.P., a limited partnership having an office do S.L. Green Realty Corp., 70 West 36th Street, New York, New York 10018 (hereinafter called "Landlord"),

                                   WITNESETH:

     Pursuant to an Amended and Restated Lease Assignment between Assignor and Assignee dated February 10, 1999 (the "Assignment"), Assignor has sold, assigned, transferred and set over unto Assignee all the right, title and interest of Assignor in and to the Lease (as defined in Scheduled A attached hereto and made a part hereof) covering premises consisting of the second (2nd) floor and the second (2nd) floor mezzanine (the "Premises") in the building known as 1372 Broadway (the "Building") in the City, County and State of New York, and the term and estate granted by the Lease, to have and to hold the same unto Assignee from the Effective Date (as defined in the Assignment) for all the rest, residue and remainder of the term of the Lease yet to come and unexpired.

     Landlord hereby consents to the foregoing assignment of the Lease by Assignor to Assignee, upon the following terms and conditions, to each of which Assignor and Assignee expressly agree:

     1. The parties agree that the Premises demised under the Lease as of the date hereof consist only of the second (2nd) floor and the second (2nd) floor mezzanine of the Building and that the only documents effective as of the date hereof and constituting the Lease are: (a) the Original Lease, as defined in Schedule A (the "Original Lease"), (b) the Fourth Amendment, as defined in
Scheduled A (the "Fourth Amendment"), and (c) Paragraphs 2(a)(iii)(a), 2(b)(x)(a), 2(c)(xi)(b), 2(d) and 2(e) of the Sixth Amendment (as defined in Schedule A, and together with the Original Lease, the Fourth Amendment and such provisions of the Sixth Amendment collectively, the "Existing Lease").

     2. Pursuant to the Assignment, Assignor assigns to Assignee, effective as of the Effective Date, all of Assignor's right, title and interest in (a) the Existing Lease, (b) the security deposit made pursuant to the Existing Lease, and (c) the rent and additional rent prepaid under the Existing Lease. Assignor will deliver possession of the Premises to Assignee on the Effective Date.

     3. Except as expressly provided in Paragraphs 1 and 11(b) hereof, nothing herein contained shall be construed to modify, waive, impair or affect any of the covenants, agreements, terms, provisions or conditions contained in the Existing Lease, or to waive any breach of Assignor in the due keeping, observance or performance thereof; and all provisions of the Existing Lease are hereby mutually declared to be in full force and effect.

     4. Assignee, for Assignee and the successors and assigns of Assignee, has accepted the assignment contained in the Assignment and hereby recognizes all of the covenants, agreements, terms, provisions and conditions contained in the Existing Lease, and has assumed and agreed to pay the rent, additional rent, damages and all other sums payable by the tenant under the Existing Lease from and after the Effective Date, and to keep and perform, and to permit no violation of, each and every covenant, agreement, term, provision and condition therein set forth on the part and on behalf of the tenant to be kept and performed under the Existing Lease.

     5. This Consent shall not be assignable.

     6. This Consent shall not be construed as a consent by Landlord to, or as permitting, any other or further assignment of the Lease by Assignor or by Assignee, and no further or other assignment of the Lease, in whole or in part, shall be made by Assignor or Assignee or the successors and assigns of either without the written consent of Landlord first had and obtained in every case.

     7. Assignor and Assignee agree that the provisions of Article 12 of the Original Lease, as amended by the Fourth Amendment shall, notwithstanding the Assignment, continue to be binding upon Assignor and Assignee with respect to all future assignments and transfers with the same effect as if Assignee had been the tenant named in the Existing Lease.

     8. Assignor and Assignee shall be and remain jointly and severally liable and responsible at all times during the term of the Existing Lease for the payment of the fixed rent, additional rent, damages and all other sums payable by the tenant thereunder, and under and upon all of the covenants, agreements, terms, provisions and conditions of the Lease on the part and on behalf of the tenant to be kept and performed. Notwithstanding anything to the contrary contained in this Consent, Assignor shall not have liability or obligations with respect to: (a) any amendments, modifications or extensions of the Existing Lease entered into between Landlord and Assignee after the date hereof unless Assignor consents thereto in writing or (b) any amendments or modifications of the Existing Lease contained in Paragraphs 11 (b)(vii) and (viii) of this Consent.

     9. Landlord shall be under no obligation to commence proceedings or exhaust its remedies against Assignee before proceeding against Assignor, or against Assignor before proceeding against Assignee, for any redress provided for in the Existing Lease, this Consent or by law.

     10. The obligations of Assignor under the Existing Lease and this Consent shall not be discharged or otherwise affected by reason of the giving or withholding of any consent or approval for which provision is made in the Existing Lease (provided that Landlord complies with the provisions of the Existing Lease and this Consent) or by reason of any amendment or modification of the Lease hereafter entered into by Landlord and Assignee with the consent of Assignor.

     11. (a) Assignor hereby represents and warrants to Landlord (a) that Assignor is engaged in a business or activity, and the Premises will be used in a manner, which (i) is in keeping with the then standards of the Building, (ii) is limited to the use of the Premises for the uses permitted under the Lease, and (iii) will not violate any negative covenant as to use contained in any other lease in the Building and (b) that Assignee is a reputable person or entity of good character and with sufficient financial worth considering the responsibility involved, and Landlord has been furnished with reasonable proof thereof

     (b) Landlord represents, warrants and agrees to and only for the benefit of Assignee that:

     (i) The Existing Lease is in full force and effect and neither the Existing Lease nor the Lease have been assigned, modified, supplemented, subleased or amended except as set forth in Schedule A hereto.

     (ii) As of the date hereof, the Premises demised to Assignor under the Existing Lease consist only of the second (2nd) floor and the second (2nd) floor mezzanine and all of the other spaces demised under the Lease are no longer demised to Assignor.

     (iii) To the best of Landlord's knowledge after no independent inquiry or investigation, the Existing Lease represents the entire agreement between Landlord and Assignor in effect on the date hereof

     (iv) To the best of Landlord's knowledge after no independent inquiry or investigation, no default exists by Assignor under the Existing Lease and no event has occurred which with the giving of notice and/or the expiration of any applicable grace period would constitute a default by Assignor under the Existing Lease.

     (v) No written notice of default has been given by Landlord or Assignor under the Existing Lease which remains uncured.

     (vi) Landlord represents that there are presently no mortgages, ground leases or other superior leases encumbering the Building.

     (vii) Landlord agrees not to unreasonably withhold its consent to Alterations to be performed by Assignee to prepare the Premises for Assignee's initial occupancy (provided such Alterations are typical interior office Alterations which do not affect the structure or the structural elements of the Building and do not adversely affect the Building's mechanical systems or services as determined by Landlord in its reasonable discretion), or to any contractors or sub-contractors performing any such alterations. Provided that such Alterations are performed subject to and in accordance with the terms of the Existing Lease, including Article 3, such Alterations may include, without limitation, the relocation of the staircase to the second (2nd) floor mezzanine, the installation of additional electrical risers and/or the installation of telecommunications wiring from the Premises to the street.

     (viii)  Landlord  agrees that  Landlord  shall not require  restoration  by
Assignee: (A) of any Alterations to the Premises made prior to the date hereof, or (B) of any typical interior office Alterations made after the date hereof by Assignee as determined by Landlord, in Landlord's reasonable discretion. Following request by Assignee, Landlord shall notify Assignee if any restoration shall be required simultaneously with Landlord's giving of consent to any such proposed Alterations. Notwithstanding the foregoing, if Assignee elects to expand the existing second (2nd) floor mezzanine then Landlord shall have the right to require restoration thereof and restoration of related Alterations to the Building in connection therewith.

     (ix) Subject to and in  accordance  with the terms of the  Existing  Lease,
Landlord   agrees  that   Assignee   may  use  the   Premises  for  general  and
administrative offices and a telecommunications and data center.

     (x) The Original Lease is hereby amended to delete the second sentence of Paragraph 40. Subject to compliance by Assignee with all applicable laws, rules and codes and compliance by Assignee with the terms of the Existing Lease at Assignee's sole cost, Landlord confirms that the first sentence of Paragraph 40 of the Original Lease is in full force and effect on the date hereof, provided and upon the condition that prior to exercising the Mezzanine Expansion Option, Assignee shall deliver to Landlord an additional Security Deposit in an amount reasonably determined by Landlord to be equal to the cost of restoring the mezzanine to its size and condition as of the date hereof and to cure any damage to the Building in connection therewith, which Security Deposit shall be held and applied in accordance with the terms of Article 32 of the Existing Lease. In addition, the third sentence of Article 40 shall be modified to reflect that Tenant's Preliminary Plans shall be prepared by a structural engineer reasonably acceptable to Landlord.

     (xi) The expiration date of the Existing Lease is July 31, 2010.

     (xii) Landlord is presently holding a security deposit in the amount of $229,516.00 pursuant to the Existing Lease. Notwithstanding the foregoing, if Landlord acting reasonably shall determine that interest which has accrued on the security deposit has not been paid to Assignor, then Landlord shall promptly forward up to $7,000.00 of such interest to Assignor.

12.  NOTICES

     All notices required or desired to be given under this Agreement shall be sent by registered or certified mail, return receipt requested. All notices to Assignee shall be sent to the following address:

                      Assignee:    Onsite Ventures, LLC,

                                 680 Fifth Avenue
                                 New York, New York 10019
                                 Attn: Mr. Scott Jarus

All notices to Assignor shall be sent by certified mail, return receipt requested, to the following address:

                       Assignor:  Cygne Designs, Inc.
                                  680 Fifth Avenue
                                  New York, New York 10019
                                  Attn: Chief Financial Officer

Notwithstanding the foregoing, notices hereunder may be sent to any other address which Assignor or Assignee shall specify by notice given in the same form as prescribed herein. The date of the giving of a notice shall be deemed to be, unless otherwise specifically provided herein to the contrary, the date when the same is mailed as herein provided.

     13. This Consent embodies the entire agreement of the parties hereto with respect to the subject matter of this Consent, and it supersedes any prior agreements, whether written or oral, with respect to the subject matter of this Consent. This Consent may be modified only by a written instrument duly executed by the parties hereto. The terms and provisions of this Consent will inure to the benefit of, and will be binding upon, the successors, assigns, personal representatives, heirs, devisees, and legatees of the parties hereto.

     14. Assignor and Assignee each agree to indemnify, defend and hold Landlord harmless from and against any and all loss, liability, damages, costs and expenses (including reasonable counsel fees and disbursements) resulting from any claims that may be made against Landlord by any brokers or other persons claiming a commission or similar compensation in connection with the assignment of the Existing Lease or the Premises. As between Assignor and Assignee, any liability arising from this Paragraph shall be allocated as provided in the Assignment.

     15. The Existing Lease as modified by this Consent and all covenants, agreements, terms and conditions thereof shall remain in full force and effect and are hereby in all respects ratified and confirmed. Assignor hereby confirms that Landlord is not in default under any provisions of the Existing Lease, that there are no presently existing claims, counterclaims or defenses with respect to the Existing Lease and, to the extent any such claims, counterclaims and/or defenses may exist or may have existed, Assignor hereby agrees to waive the same.

     16. Simultaneously herewith, Assignor will pay to Landlord's counsel all reasonable costs and expenses incurred in connection with the preparation and negotiation of this Consent.

     IN WITNESS WHEREOF, this Assignment with Consent has been duly executed by the parties hereto as of the day and year first above written.

                             CYGNE DESIGNS, INC. Assignor


                             By:
                                -------------------------------------
                                 Bernard Manuel
                                 Chairman and Chief Executive Officer




                             ONSITE VENTURES, LLC, Assignee

                             By: /s/ Scott Jarus
                                 ------------------------------------
                                 Scott Jarus, President and
                                  Chief Operating Officer



                             S.L. GREEN OPERATING PARTNERSHIP, L.P.

                             By:  S.L. Green Realty Corp., its general partner

                                  By:________________________________
                                     Name: __________________________
                                     Title: _________________________

                                   SCHEDULE C

                              ADDITIONAL FURNITURE

    AREA                                CONTENTS TO BE KEPT
    ----                                -------------------

    General All art work; 8 rolling racks; Macbeth light box

    Lobby                               3 wooden benches from Philippines

    Roy Green's Office                  5 chairs

    Rob Parks' Office                   All furniture

    Conference Room A                   One of the 3  conference  tables;  metal
                                        railings;  art work.

    Conference  Room B                  Metal railings; art work.

    Conference Room C                   Metal railings; art work.

    Secretarial Office across from
    Bernard Manuel's Office             5 chairs

    General Counsel's Office            All  furniture  is owned  personally  by
                                        General Counsel and will be removed by him at his own expense

    Offices 2 and 3 from Southeast
    Corner of Premises                  All furniture

    Accounting Cubicle next to
    Manufacturing  Conference  Room     1 glass desk (broken glass top)

    Manufacturing Conference Room       Conference table; 11 chairs

    Design Storage Room                 Marble    tabletop    and   base;    two
                                        upholstered chairs